UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
DAVITA INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! DAVITA INC. 2026 Annual Meeting Vote by June 3, 2026 11:59 PM ET. For shares held in the DaVita Retirement Savings Plan, vote by June 2, 2026 11:59 PM ET.
DAVITA INC. 2000 16TH STREET DENVER, CO 80202

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You invested in DAVITA INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2026 Annual Meeting of the Stockholders to be held on June 4, 2026.

Get informed before you vote

View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 4, 2026 10:00 AM Mountain Time
Virtually at: www.virtualshareholdermeeting.com/DVA2026

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:
1a.	Pamela M. Arway	For
1b.	Barbara J. Desoer	For
1c.	Jason M. Hollar	For
1d.	Gregory J. Moore, MD, PhD	For
1e.	Dennis W. Pullin	For
1f.	Javier J. Rodriguez	For
1g.	Adam H. Schechter	For
1h.	Wendy L. Schoppert	For
1i.	Phyllis R. Yale	For
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
NOTE: The proxy holders are entitled to vote in their discretion on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
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